UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8 - K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2004

The Newhall Land and Farming Company

(a California Limited Partnership)

(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation)

1-8885	95-3931727
(Commission File Number)	(IRS Employer Identification No.)

23823 Valencia Blvd., Valencia, CA 91355
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 661-255-4000

Item 5.  Other Events

The Newhall Land and Farming Company issued a news release on January 20, 2004 announcing that the Company declared a regular quarterly distribution of 10 cents per partnership unit.  A copy of the news release is filed herewith as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

(c)                             Exhibits

99.1	News Release – Newhall Land Declares Regular Quarterly Distribution
99.2	News Release – Newhall Land Reports 2003 Third Quarter Results
99.3	Conference Call Transcript – January 21, 2004

Item 12.  Results of Operations and Financial Condition

The Newhall Land and Farming Company issued a news release on January 21, 2004 regarding the Company’s fourth quarter and year end financial results for 2003.  A copy of the news release is furnished herewith under Item 12 of Form 8-K as Exhibit 99.2.  Additionally, on January 21, 2004, the Company held a conference call and webcast to discuss its year-end 2003 financial results.  A transcript of the conference call is furnished herewith under Item 12 of Form 8-K as Exhibit 99.3.

This information and Exhibits 99.2 and 99.3 are furnished pursuant to Item 12 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NEWHALL LAND AND FARMING COMPANY
(a California Limited Partnership)
Registrant

	By:	Newhall Management Limited Partnership,
Managing General Partner

	By:	Newhall Management Corporation,
Managing General Partner

Date: January 26, 2004		By:	/s/ Donald L. Kimball
Donald L. Kimball
Vice President and Chief Financial Officer (Principal Financial Officer)